Exhibit 99.1

EXECUTION VERSION

SECURITIES ACCOUNT CONTROL AGREEMENT

among

DISCOVER FUNDING LLC,

as Transferor,

DISCOVER BANK,

as Master Servicer and Servicer,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Secured Party,

and

U.S. BANK NATIONAL ASSOCIATION,

as Intermediary

Dated as of July 1, 2022

DCMT

Securities Account Control Agreement

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SECURITIES ACCOUNT CONTROL AGREEMENT (this “Agreement”), dated as of July 1, 2022, among DISCOVER CARD EXECUTION NOTE TRUST as Transferor (the “Transferor”), DISCOVER BANK, as Master Servicer and Servicer (the “Servicer”), U.S. BANK NATIONAL ASSOCIATION, as Intermediary (the “Intermediary”) and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, in its capacity as master trust trustee (the “Secured Party”).

PREAMBLE

Pursuant to the Third Amended and Restated Pooling and Servicing Agreement dated as of December 22, 2015 among Discover Bank as Master Servicer and Servicer, Discover Funding LLC as Transferor and U.S. Bank Trust Company, National Association as successor to U.S. Bank National Association, as master trust trustee (the “Master Trust Trustee”), as supplemented by the Amended and Restated Series 2007-CC Supplement, dated as of December 22, 2015, among Discover Bank, Discover Funding and the Master Trust Trustee (“PSA”), the Transferor has granted to the Secured Party, for the benefit of the Noteholders, a first priority security interest in the Accounts (as defined below) and all funds, Collateral or other property on deposit from time to time in or credited to the Accounts, including all investments and proceeds thereof and all income thereon (collectively, the “Account Property”). The accounts listed on Schedule 1 (collectively, the “Accounts”),which may be updated from time to time by the Transferor in accordance herewith, are currently existing under the PSA and are maintained and held at the Intermediary by the Transferor, subject to the first priority security interest of the Secured Party for the benefit of the Certificateholders in the Accounts granted by the Transferor to the Secured Party to secure payment of the Certificates.

The parties hereto are entering into this Agreement to perfect the Secured Party’s security interest in the Accounts by “control,” within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”).

ARTICLE I

DEFINITIONS

Section 1.1 Defined Terms. Except as otherwise specified herein or if the context may otherwise require, capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the PSA.

ARTICLE II

ACCOUNTS

Section 2.1 Accounts.

(a) The Intermediary represents and warrants to each of the Secured Party, the Servicer and the Transferor that the Intermediary does not know of any claim to or interest in the Accounts, except the first priority security interest of the Secured Party in the Accounts for the benefit of the Noteholders and the other claims and interests of the parties referred to in this Agreement. The Intermediary does not have and shall not have in the future, any security interest, lien or right of setoff on or against the Accounts.

DCMT Securities Account Control Agreement

(b) The Intermediary, the Transferor, the Servicer and the Secured Party agree that the Intermediary is the securities intermediary and the Transferor is the entitlement holder as to each Account subject to the first priority security interest of the Secured Party.

(c) The Intermediary, the Transferor, the Servicer and the Secured Party agree that all property credited to the Accounts shall be treated as “financial assets” under Article 8 of the UCC.

(d) The Intermediary shall not accept any “entitlement order,” within the meaning of Section 8-102(a)(8) of the UCC, or other instruction regarding the Accounts except from the Secured Party and, subject to Section 3.1(b), the Transferor and the Servicer.

(e) The Intermediary, the Transferor, the Servicer and the Secured Party agree that, with respect to the Accounts, the jurisdiction of the Intermediary for purposes of Articles 8 and 9 of the UCC shall be the State of New York.

(f) The Intermediary shall at all times be a “participant” (as such term is defined in the Federal Book-Entry Regulations) in the Federal Reserve System.

(g) The Intermediary hereby agrees to maintain the Accounts in accordance with and subject to the express terms the PSA and any amendment or supplement thereof.

(h) The Intermediary agrees that all Permitted Investments, securities and other property underlying any financial asset from time to time credited to the Accounts shall be registered in the name of Intermediary or indorsed to Intermediary or in blank, and in no case shall any financial asset credited to the Accounts be registered in the name of Transferor, payable to the order of Transferor or specially indorsed to Transferor, except to the extent that the foregoing have been specially indorsed to the Intermediary or in blank.

ARTICLE III

RIGHTS OF THE SECURED PARTY

Section 3.1 Control of Accounts by Secured Party.

(a) Subject to Section 3.1(b), the Intermediary shall comply with any entitlement order originated by the Secured Party, the Servicer or the Transferor. The Intermediary, the Transferor and the Secured Party agree that the Intermediary shall comply with any entitlement order originated by the Secured Party without further consent of the Transferor or the Servicer. The Servicer is hereby authorized to (i) direct the withdrawal of funds from the Accounts to make distributions in accordance with the PSA and any amendment or supplement thereof, and (ii) direct the transfer or redemption of any financial asset relating to the Accounts, in each case until and unless such authorization is revoked in writing by the Secured Party. The Transferor is hereby authorized to update Schedule 1 (with written notice to each of the parties hereto) in order to add additional accounts as such accounts are created and opened pursuant to the PSA.

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(b) If the Secured Party notifies the Intermediary that the Secured Party will exercise exclusive control over the Accounts (a “notice of exclusive control”), then the Intermediary shall not comply with any contrary or otherwise inconsistent instructions or other directions concerning the Accounts originated by the Transferor or the Servicer unless and until such notice of exclusive control is withdrawn by the Secured Party. The Secured Party shall only give such notice of exclusive control upon the occurrence and during the continuance of an Amortization Event and the acceleration of the payment of principal and interest on the Certificates in accordance with the PSA and any amendment or supplement thereof (without the related declaration of acceleration and its consequences having been rescinded or annulled), after expiration of the related period specified in the PSA and any amendment or supplement thereof limiting actions in respect of such Amortization Event.

Section 3.2 No Control by Transferor or Third Parties Concerning Accounts. The Intermediary shall not comply with any instructions of the Transferor or the Servicer (except to the extent permitted under Section 3.1(b)) concerning the Accounts (including any order that is originated by the Transferor or the Servicer and that would require the Intermediary to make a free delivery of Accounts to the Transferor or any other person). Additionally, the Intermediary shall not agree with any third party (other than the Secured Party) that the Intermediary will comply with orders originated by such third party concerning the Accounts.

Section 3.3 Perfection of Security Interests in Accounts. It is intended that the first priority security interest of the Secured Party in the Accounts be perfected by control of the Accounts under Sections 8-106(d)(2), 9-106(a) and 9-314(a) of the UCC. In addition, it is intended for purposes of Articles 8 and 9 of the UCC that (i) the Transferor be deemed to be the related “entitlement holder”, (ii) the Intermediary be deemed to be the related “securities intermediary”, (iii) all such property held by the Intermediary in the Accounts and all rights of the Transferor against the Intermediary arising out of such property, including any free credit balances, be deemed to be “financial assets”, and (iv) the Secured Party be deemed to have “control” of such Accounts under Section 8-106(d)(2) of the UCC with respect to the first priority security interest therein granted to the Secured Party pursuant to the PSA. With respect to any proceeds of the Account Property that constitute a deposit account, it is intended for purposes of Article 9 of the UCC that (i) the Intermediary is the bank with which the deposit account is maintained and the Transferor is the bank’s customer with respect to the deposit account, and (ii) the Transferor, the Secured Party, the Servicer and the Intermediary agree that the Intermediary will comply with instructions originated by the Secured Party directing disposition of funds in the deposit accounts without further consent of the Transferor or the Servicer.

Section 3.4 Notices of Adverse Claims. The Intermediary shall promptly notify the Secured Party, the Servicer and the Transferor if any other person claims that it has a property interest in the Accounts or that it is a violation of such person’s rights for anyone else to hold, transfer or deal with the Accounts.

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ARTICLE IV

RIGHTS AND RESPONSIBILITIES OF INTERMEDIARY

Section 4.1 Limited Obligations. This Agreement does not create any obligation of the Intermediary except for those expressly set forth in this Agreement. The Intermediary may conclusively rely and shall be fully protected in acting or refraining from acting upon notices and communications it believes to be genuine and given by the appropriate party. Except for permitting a withdrawal, delivery or payment in violation of Article III, the Intermediary shall not be liable to the Secured Party, the Servicer or the Transferor for any error of judgment made in good faith and in accordance with this Agreement, nor shall it otherwise be liable under this Agreement except as a result of its own willful misconduct, bad faith or negligence.

ARTICLE V

MISCELLANEOUS

Section 5.1 Amendment and Other Modifications. This Agreement may be amended, supplemented or otherwise modified from time to time, and the observance of any term of this Agreement may be waived, by the parties hereto. Any such modification or waiver of this Agreement shall be in writing and shall be signed by all the parties hereto.

Section 5.2 Termination; Survival. This Agreement shall terminate with respect to the accounts under the PSA upon the termination of the PSA. However, any provision of the PSA that expressly survive by its terms shall survive termination of this Agreement.

Section 5.3 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. The Transferor, the Servicer and the Intermediary agree that, to the extent any agreement covering the Accounts is not currently governed by the law of the State of New York, such agreement is hereby amended so that the law of the State of New York governs the Accounts, including, without limitation, all issues specified in Article 2(1) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities held with an Intermediary (the “Hague Securities Convention”). The Transferor, the Servicer and the Intermediary agree that no such governing law provision may be amended or modified without the written consent of the Secured Party. To the extent that the Accounts, or any agreements between the Intermediary, the Servicer and the Transferor with respect to the Accounts, are at any time governed by laws other than the laws of the State of New York, the parties hereto do not consent to the new governing law for the purposes of Article 7 of the Hague Securities Convention.

Section 5.4 Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

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(b) consents that any such action or proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address as set forth in Section 5.7;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) to the extent permitted by applicable law, waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any Transaction Document, or any matter arising hereunder or thereunder.

Section 5.5 Binding Agreement; Successors and Assigns. All covenants and agreements in this Agreement by the Transferor shall bind its successors and assigns, whether so expressed or not. All agreements of the Secured Party, the Servicer or the Intermediary in this Agreement shall bind their respective successors, co-trustees and agents.

Section 5.6 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.7 Notices to Secured Party, Servicer, Transferor and Intermediary. All demands, notices, communications and instructions upon or to the Transferor, the Servicer, the Secured Party or the Intermediary under this Agreement shall be in writing, personally delivered, mailed by certified mail, return receipt requested, or delivered electronically by email (if an email address is provided), and shall be deemed to have been duly given upon receipt (a) in the case of the Transferor, to Discover Card Execution Note Trust, 800 Prides Crossing, Suite 100, Newark, DE 19713, Attention: Discover Securitization (phone no. (302)-323-7315) (email discoversecuritization@discover.com); (b) in the case of the Servicer, to Discover Bank, 800 Prides Crossing, Suite 100, Newark, DE 19713 (phone no. (302)-323-7315) (email: discoversecuritization@discover.com), Attention: Discover Securitization; (c) in the case of the Secured Party, to U.S. Bank Trust Company, National Association, 190 S. LaSalle St., Chicago, Illinois 60603 (phone no. (800) 934-6802), Attention: Structured Finance/DCENT; and (c) in the case of the Intermediary, to U.S. Bank National Association, 190 S. LaSalle St., Chicago, Illinois 60603 (phone no. (800) 934-6802), Attention: Structured Finance/DCENT; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

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Section 5.8 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 5.9 Counterparts and Electronic Signature. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be digitally or electronically signed, and that any digital or electronic signatures (including pdf or electronically imaged signatures provided by a digital signature provider as specified in writing to the Secured Party) appearing on this Agreement or such other documents shall have the same effect as manual signatures for the purpose of validity, enforceability and admissibility. Other than with respect to instances in which manual signatures are expressly required by this paragraph, each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any digital or electronic signature appearing on this Agreement or any other documents to be delivered in connection herewith and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

Section 5.10 Concerning the Secured Party. To the extent that the rights, protections and immunities of the Secured Party are not explicitly stated herein, the Secured Party shall enjoy the same rights, protections and immunities afforded to it in the PSA.

Section 5.11 Indemnification. The indemnification furnished to the Secured Party under Sections 7.04 and 11.06 of the PSA shall extend to and cover the exercise of its respective rights and the performance of its respective obligations under this Agreement. To the extent U.S. Bank National Association is acting as Intermediary, such indemnification furnished to the Secured Party under Sections 7.04 and 11.06 of the PSA, shall also extend to and cover the exercise of the Intermediary’s rights and the performance of its obligations under this Agreement. This Section 5.11 shall survive the resignation or removal of the parties and the termination of this Agreement.

Section 5.12 No Proceedings. Each of the Intermediary and the Secured Party hereby agree that, until the date one (1) year plus one (1) day following the date on which all amounts due with respect to the Certificates have been paid in full in cash, it will not directly, or indirectly, institute or cause to be instituted against the Transferor any proceedings of the type referred to in the definition of “Insolvency Event”; provided, that the foregoing shall not in any way limit the Intermediary’s or the Secured Party’s right to pursue any claims against the Transferor in any proceeding voluntarily commenced by the Transferor or in any proceeding commenced by a Person other than the Secured Party or other creditor rights or remedies that the Intermediary or the Secured Party may have for claims against the Transferor under Applicable Law.

Section 5.13 Limited Recourse. Notwithstanding any other provision of this Agreement, the Certificates or the PSA, the obligations of the Transferor hereunder and thereunder are limited-recourse obligations of the Transferor. Such obligations are non-recourse to the Transferor, its assets and its property other than the Collateral, and are payable solely from the Collateral, subject to any prior security interests therein, and following realization of the Collateral, any claims of any

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party hereto under this Agreement, the Certificates or the PSA (other than the Transferor) shall be extinguished and shall not thereafter be reinstated. No recourse shall be had against any principal, director, officer, employee, beneficiary, shareholder, partner, member, trustee, agent or affiliate of the Transferor or any person owning, directly or indirectly, any legal or beneficial interest in the Transferor, or any successors or assigns of any of the foregoing (the “Exculpated Parties”) for the payment of any amounts payable hereunder or thereunder. No party hereto (other than the Transferor) shall enforce the liability and obligation of the Transferor to perform and observe the obligations contained in this Agreement, the Certificate and the Transaction Documents to which the Transferor is a party by any action or proceeding wherein a money judgment establishing any personal liability shall be sought against the Transferor, subject to the following sentence, or the Exculpated Parties. It is understood that the foregoing provisions of this Section 5.13 shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral, (ii) constitute a waiver, release or discharge of any indebtedness or obligation of the Transferor under the Certificates, or secured by the PSA, as applicable, until the Collateral has been realized, whereupon any such outstanding indebtedness or obligation shall be extinguished, (iii) limit the right of any Person to name the Transferor as a party defendant in any action or suit or in the exercise of any other remedy under this Agreement and the Transaction Documents, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against the Transferor, (iv) impair the right of any party hereto (other than the Transferor) to obtain the appointment of a receiver or (v) constitute a waiver of any right which any party hereto (other than the Transferor) may have under any applicable insolvency laws to file a claim for the full amount of the indebtedness or obligations secured by the PSA, as applicable, or to require that the Collateral shall continue to secure all of the indebtedness or obligations owing to the Noteholders in accordance with the Certificates and the Transaction Documents to which the Transferor is a party.

Section 5.14 Limitations on Liability of Intermediary.

(a) This Agreement shall not subject the Intermediary to any duty, obligation or liability except as is expressly set forth herein. In particular (without implied limitation), the Intermediary need not investigate whether the Secured Party is entitled under the Transaction Documents, or otherwise, to give any entitlement order or any other directions, instructions or other orders in any instance.

(b) The Intermediary shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Intermediary in good faith believes to be genuine.

(c) The Intermediary may consult with and obtain advice from counsel, accountants or other experts of its own choice in the event of any dispute or question as to the construction of any provision hereof or otherwise in connection with its duties hereunder, and any action taken or omitted by the Intermediary in reasonable reliance upon such advice shall be full justification and protection to it. The Intermediary shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its willful misconduct, bad faith or negligence.

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(d) The Intermediary shall have no duties hereunder except those which are expressly set forth herein and in any modification or amendment hereof. For the avoidance of doubt, nothing herein shall impose or imply on the part of the Intermediary any duties of a fiduciary nature.

(e) The Intermediary may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not the Intermediary hereunder.

(f) The Intermediary shall not be obligated to take any action which in its reasonable judgment would cause it to incur any expense or liability not otherwise contemplated hereunder unless it has been furnished with an indemnity with respect thereto which is reasonably satisfactory to the Intermediary.

(g) The Intermediary may rely upon the contents of any notice, consent, instruction or other communication or document from the Master Trust Trustee, for the benefit of the Secured Parties, the Transferor or the Servicer that the Intermediary believes in good faith to be genuine and from the proper Person, without any further duty of inquiry or independent investigation on its part.

(h) The Intermediary shall not be deemed to have notice or knowledge of any Event of Default, Early Amortization Event or any other default under any Transaction Document unless an Authorized Officer of the Intermediary has actual knowledge or Intermediary shall have received written notice thereof. In the absence of such actual knowledge or receipt of such notice, the Intermediary may conclusively assume that none of such events have occurred and the Intermediary shall not have any obligation or duty to determine whether any Event of Default, Early Amortization Event or any other default under any Transaction Document has occurred or is continuing.

(i) No provision of this Agreement or any Transaction Document shall be construed to require the Intermediary to perform, supervise, monitor or accept any responsibility for the performance of, the obligations of the Transferor or the Servicer hereunder or under any other Transaction Document or any Person other than itself under any Transaction Document.

(j) The Intermediary shall not be liable for any delays in performance for causes beyond its reasonable control, including acts of declared or undeclared war (including acts of terrorism), public disorder, rebellion, sabotage, fire, flood, epidemic, pandemic, landslide, lightning, fire, hurricane, earthquake, flood, strike, restriction by civil or military authority in their sovereign or contractual capacities, transportation failure, loss or malfunctions of communications or computer (software and hardware) services, power line or other utility failures or interruptions, or inability to obtain labor.

(k) In no event shall the Intermediary be liable for any special, indirect, punitive or consequential damages (including lost profits).

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Section 5.15 Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust, National Association, not in its individual capacity, but solely in its capacity as Owner Trustee of the Transferor. In no event shall Wilmington Trust, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Transferor hereunder or in any of the certificates, notices or agreements delivered by the Seller or the Servicer, or prepared by the Seller or the Servicer for delivery by the Owner Trustee on behalf of the Transferor, pursuant hereto, as to all of which recourse shall be had solely to the assets of the Transferor. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Transferor hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

Section 5.16 Effect of Account Control Agreement on the Transaction Documents. In the event of any conflict between the provisions of this Agreement and the provisions of the PSA and any amendment or supplement thereof, as applicable, the provisions of this Agreement shall prevail.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

DISCOVER FUNDING LLC, as Transferor

By:	/s/ Patricia S. Hall
Name:	Patricia S. Hall
Title:	Vice President, Chief Financial Officer and Treasurer

DISCOVER BANK,
as Master Servicer and Servicer

By:	/s/ Patricia S. Hall
Name:	Patricia S. Hall
Title:	Vice President, Chief Financial Officer and Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Master Trust Trustee, as Secured Party

By:	/s/ Christopher J. Nuxoll
Name:	Christopher J. Nuxoll
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Intermediary

By:	/s/ Christopher J. Nuxoll
Name:	Christopher J. Nuxoll
Title:	Vice President

DCMT Securities Account Control Agreement

SCHEDULE 1

LIST OF ACCOUNTS

Account Name	Account Number
DCMT-I 2007-CC Main Account	117416000
DCMT-I 2007-CC Collection Account	117416001
DCMT-I 2007-CC Distribution Account	117416002
DISCOVER CARD MASTER TRUST I FOR ALL ISSUES IN SERIES UNDER THIS MASTER TRUST	77066740
DISCOVER CARD MASTER TRUST I COLLATERAL ACCOUNT	77066745
DISCOVER CARD MASTER TRUST I GROUP ONE COLLECTION ACCOUNT	77066742
DISCOVER CARD MASTER TRUST I GROUP ONE FINANCE CHARGE COLLECTIONS REALLOCATION ACCOUNT	77066743
DISCOVER CARD MASTER TRUST I GROUP ONE PRIN COLLECTION REALLOCATION ACCOUNT	77066744
DISCOVER CARD MASTER TRUST I MASTER COLLECTION ACCOUNT	77066741
DISCOVER COLLECTION SUBACCOUNT JPM PRIME FUND	77066746
DISCOVER COLLECTION SUBACCOUNT FEDERATED PRIME OBLIGATIONS	77066747
DISCOVER COLLECTION SUBACCOUNT FEDERATED GOVERNMENT FUND #5	77066748
DISCOVER COLLECTION SUBACCOUNT FAM GOVERNMENT CLASS X FUND	77066749
DISCOVER COLLECTION SUBACCOUNT GOLDMAN GOVERNMENT FUND	77066750
DISCOVER COLLECTION SUBACCOUNT JPM GOVT MMKT CAPITAL	77066751
DISCVOER COLLECTION SUBACCOUNT BLACKROCK GOVERNMENT OBLIGATIONS	77066752
DISCOVER COLLECTION SUBACCOUNT DREYFUS FUND #289	77066753
DISCOVER COLLECTION SUBACCOUNT JPM US GOVERNMENT FUND	77066754

DCMT Securities Account Control Agreement